WESTERN ASSET FUNDS, INC.

May 31, 2012

SUPPLEMENT TO THE SUMMARY PROSPECTUS OF

WESTERN ASSET CORE BOND FUND

Dated May 1, 2012

The last sentence of the legend on the cover of the Fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2012, as supplemented on May 31, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2012, as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2011, are incorporated by reference into this Summary Prospectus.

WASX014657